UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 15, 2009
PEABODY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-16463 (Commission File Number)	13-4004153 (I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri (Address of principal executive offices)		63101-1826 (Zip Code)
Registrant’s telephone number, including area code (314) 342-3400
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Definitive Material Agreement.
Peabody Energy Corporation (“Peabody”) has an accounts receivable securitization program through its wholly owned, bankruptcy remote subsidiary, P&L Receivables Company, LLC (“Seller”). Under the program, Peabody contributes a pool of eligible trade receivables to the Seller, which then sells, without recourse, to Market Street Funding LLC, a multi-seller, asset-backed commercial paper conduit (“Conduit”). Purchases by the Conduit are financed with the sale of highly rated commercial paper.
On December 15, 2009, the receivables purchase agreement for the program was amended and restated (a) in order for the Seller to sell receivables rather than an undivided variable percentage interest in a pool of receivables, (b) to increase from $25 million to $50 million the amount of indebtedness which must be evidenced by a Peabody financing arrangement with respect to which notice of a default must be given to the Administrator of the program, (c) to modify the requirements relating to the qualifications and conduct of the independent director of the Seller, (d) to provide Peabody and the Seller with additional flexibility to disclose documentation relating to the program to other financial institutions in connection with any future replacement receivables securitization facility, (e) to reflect the conversion of certain of the originators of the receivables to limited liability companies and their associated name changes, (f) to incorporate amendments made to the receivables purchase agreement since the date of its last restatement as of September 30, 2005, and (g) to make certain other changes contained in the exhibit referenced below.
The foregoing description is only a summary of certain provisions of the amended and restated receivables purchase agreement, and is qualified in its entirety by reference to the amended and restated receivables purchase agreement itself, which is filed as Exhibit 10.1 hereto and which is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1
Second Amended and Restated Receivables Purchase Agreement, dated as of December 15, 2009, by and among P&L Receivables Company, LLC, Peabody Energy Corporation, the various Sub-Servicers listed on the signature pages thereto, Market Street Funding LLC, as Issuer, all LC Participants listed on the signature pages thereto, and PNC Bank, National Association, as Administrator and as LC Bank.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION
December 21, 2009	By:	/s/ Kenneth L. Wagner
		Name:	Kenneth L. Wagner
		Title:	Vice President, Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1
Second Amended and Restated Receivables Purchase Agreement, dated as of December 15, 2009, by and among P&L Receivables Company, LLC, Peabody Energy Corporation, the various Sub-Servicers listed on the signature pages thereto, Market Street Funding LLC, as Issuer, all LC Participants listed on the signature pages thereto, and PNC Bank, National Association, as Administrator and as LC Bank.

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